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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 29, 2001

                         -------------------------------
                             Response Oncology, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


     State of Tennessee                  0-15416              62-1212264
-------------------------------       -----------        -------------------
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File No.)          Identification No.)


1805 Moriah Woods Blvd.
Memphis, Tennessee                                                38117
-------------------------------                                 ---------
(Address of Principal Executive                                 (Zip Code)
Offices)


       (901) 761-7000
-------------------------------
(Registrant's telephone number,
including area code)





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Item 3. Bankruptcy or Receivership.

On March 29, 2001, Response Oncology, Inc. (the "Company") and its wholly owned subsidiaries (Response Oncology Management of South Florida, Inc., Response Oncology of Fort Lauderdale, Inc. and Response Oncology of Tamarac, Inc.) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Western District of Tennessee. The case number is 01-24607-DSK.

A copy of the press release dated March 30, 2001 relating to the filing of the petitions with the Bankruptcy Court are attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

99.1  Press Release dated March 30, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Response Oncology, Inc.
                                       By:

                                       /s/ Peter A. Stark
         Date:  April 9, 2001          -----------------------------------------
                                       Peter A. Stark, Executive Vice President,
                                       Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                             Description

99.1                             Press release dated March 30, 2001